WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2023

Effective June 30, 2023, the information below replaces similar disclosure in the Prospectus under “William Blair Small-Mid Cap Growth Fund – Summary – Management.”

Portfolio Managers. Daniel Crowe, James Jones and Nicholas Zimmerman, Partners of the Adviser, co-manage the Fund. Mr. Crowe has co-managed the Fund since 2015. Mr. Jones has co-managed the Fund since 2019. Mr. Zimmerman has co-managed the Fund since 2023.

Mr. Jones has requested to return to his prior research analyst role at the firm. Effective December 31, 2023, he will return to that role and will no longer be a co-portfolio manager of the Fund.

Effective June 30, 2023, the information below supplements similar disclosure in the Prospectus under “Management of the Funds – Portfolio Management.”

Nicholas Zimmerman, CFA, a Partner of William Blair Investment Management, LLC, has co-managed the Small-Mid Cap Growth Fund since 2023. He joined William Blair in 2017 as a research analyst focusing on U.S. small- and mid-cap resources companies. Before joining William Blair, Mr. Zimmerman was an equity analyst at Holland Capital Management, where he covered energy, materials, aerospace and defense, and transportation companies. He has the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Chicago. Education: B.S. Finance, with high honors, University of Illinois Urbana-Champaign; M.S., Finance, University of Wisconsin–Madison.

Dated: June 26, 2023

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.